Statements of Net Assets Available for Benefits - EBP 002 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments
Plan interest in Master Trust, at fair value	$ 1,809,336	$ 1,615,480
Plan Interest in Master Trust, at contract value	35,880	42,554
Total investments	1,845,216	1,658,034
Receivables
Employer contributions receivable	16,285	15,379
Note receivables from participants	17,063	17,097
Total receivables	33,348	32,476
Net assets available for benefits	$ 1,878,564	$ 1,690,510